                                                                    EXHIBIT 10.7


THE SECURITIES DESCRIBED IN THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.


                            VENISON WARRANT AGREEMENT

         This Warrant Agreement (the "AGREEMENT") dated as of June 25, 2003 between US Dataworks, Inc. (formerly Sonicport, Inc.) a Nevada corporation (the "COMPANY"), and Barry Venison ("WARRANT HOLDER").

         WHEREAS, on or around March 26, 2001, the Company issued the Warrant Holder five hundred thousand (500,000) warrants (the "ORIGINAL WARRANTS") entitling the Warrant Holder to purchase one share of Common Stock, $0.0001 par value per share, of the Company (the "SHARES" or the "COMMON STOCK") at an exercise price per share equal to one dollar ($1.00);

         WHEREAS, pursuant to a certain letter agreement dated March 25, 2002 (the "LETTER AGREEMENT"), the Company issued the Warrant Holder fifty thousand (50,000) warrants (the "ADDITIONAL WARRANTS") entitling the Warrant Holder to purchase one share of Common Stock at an exercise price per share equal to fifty cents ($0.50). The Letter Agreement further provided that the exercise price of the Original Warrants was adjusted to an exercise price of fifty cents ($0.50) per share of Common Stock;

         WHEREAS, pursuant to a certain Convertible Promissory Note Extension and Warrant Agreement dated May 5, 2003 (the "NOTE AND WARRANT AGREEMENT"), the Company issued to Warrant Holder eight hundred thousand (800,000) warrants (the "NEW WARRANTS"), each such New Warrant entitling the Warrant Holder to purchase one share of Common Stock at an exercise price per share of twelve cents ($0.12) per share. As provided under the Note and Warrant Agreement, the Warrant Holder agreed to surrender all of his Original Warrants and Additional Warrants to be cancelled by the Company.

         WHEREAS, pursuant to a certain Note and Warrant Conversion Agreement, of even date herewith (the "CONVERSION AGREEMENT") and as an inducement to cause the Warrant Holder to persuade Messrs. Brad Friedel, John Barnes and Darren Ridge each to enter into such Conversion Agreement, the Company shall issue the Warrant Holder this additional warrant (the "Venison Warrant") with terms and conditions as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

         1. ISSUANCE OF VENISON WARRANT CERTIFICATE. The Venison Warrant certificate to be delivered pursuant to this Agreement, entitling the Warrant Holder to acquire two hundred thousand (200,000) shares of Common Stock in accordance with the term set forth in this Agreement (the "Venison Warrant Certificate"), shall be executed on behalf of the Company by its Chief Executive Officer, President or any Vice President under its corporate seal reproduced thereon and attested by its corporate Secretary or one of its assistant Secretaries. Unless otherwise set forth herein, all capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Conversion Agreement.

         2. RIGHT TO EXERCISE VENISON WARRANTS. All two hundred thousand (200,000) Venison Warrants shall be exercised as of the Closing Date. Subject to the provisions of this Agreement, Warrant Holder shall acquire from the Company by virtue of a cashless exercise ("NET ISSUE EXERCISE"), and the Company shall issue to Warrant Holder, at an exercise price per Share of seven cents ($0.07), subject to adjustment as provided herein (the "EXERCISE PRICE"), one fully paid and nonassessable Share upon surrender to the Company of the Venison Warrant Certificate evidencing such Venison Warrant. The Warrant Holder shall deliver to the Company the Venison Warrant Certificate and an executed Election to Exercise form (attached hereto) and promptly thereafter receive, without the payment of any additional consideration, such number of fully paid and nonassessable shares of Common Stock as computed using the following formula:

         X = Y (A-B)
             -------
                A

              where

         X  =  the number of Shares to be issued to the holder pursuant to this
               Section 2.

         Y  =  200,000 Shares.

         A = the closing stock price of one share of Common Stock as reported by the American Stock Exchange national market the trading day immediately prior to the Closing Date.

         B  =  seven cents ($0.07).

The Company agrees that such shares of Common Stock shall be deemed to be issued to the Warrant Holder as the record holder of such shares as of the close of business on the Closing Date. A stock certificate for the shares of Common Stock shall be delivered to the Warrant Holder within ten (10) days following the Closing Date. No adjustments shall be made to the number of shares issuable upon exercise of the Venison Warrants ("VENISON WARRANT SHARES") for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrant Holder shall be deemed to be the record holder of such Venison Warrant Shares.

         3. RESERVATION OF SHARES. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Shares or its authorized and issued Shares held in its treasury for the purpose of enabling it to satisfy any obligation to issue

Shares upon exercise of Venison Warrants, the full number of Shares deliverable upon the exercise of all outstanding Venison Warrants. The Company covenants that all Shares which may be issued upon exercise of Venison Warrants will be validly issued, fully paid and nonassessable outstanding Shares of the Company.

         4. REGISTRATION UNDER THE SECURITIES ACT OF 1933. Warrant Holder represents and warrants to the Company that Warrant Holder is acquiring the Venison Warrants for investment and with no present intention of distributing or reselling any of the Venison Warrants. The Shares and the certificate or certificates evidencing any such Shares shall bear the following legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

         Certificates for Venison Warrants or Shares shall also bear such legends as may be required from time to time by law. This Section 4 notwithstanding, the Company hereby agrees that the Warrant Holder shall have "piggyback" registration rights entitling such Warrant Holder to include any and all of the shares issued to Warrant Holder upon exercise of the Venison Warrants in any future registration of any shares of the Company. The Company shall give Warrant Holder at least ten (10) days' prior written notice for any proposed registration of the Company's shares in order for such Warrant Holder to determine whether any or all of the shares issued to Warrant Holder upon conversion of the Notes or exercise of the New Warrants shall be included therein. The Company's obligations pursuant to this Section 4 shall terminate on the earlier to occur of: (a) the second anniversary of the date of issuance of the Venison Warrant Shares and (b) such time when all Venison Warrant Shares held by the Warrant Holder may be sold pursuant to Rule 144 under the Securities Act during any three (3) month period.

         5. RULE 144. If the Company shall be subject to the reporting requirements of Section 13 of the 1934 Act, the Company will use its best efforts to file timely all reports required to be filed from time to time with the Commission (including but not limited to the reports under Section 13 and 15(d) of the 1934 Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Company under the Act). If there is a public market for any Shares of the Company at any time that the Company is not subject to the reporting requirements of either of said Section 13 or 15(d), the Company will, upon the request of any holder of any Shares or Venison Warrants, use its best efforts to make publicly available the information concerning the Company referred to in subparagraph (c)(2) of said Rule 144. The Company will furnish to each holder of any Shares or Venison Warrants, promptly upon request, (i) a written statement of the Company's compliance with the requirements of subparagraphs (c)(1) or
(c)(2,) as the case may be, of said Rule 144, and (ii) written information concerning the Company sufficient to enable such holder to complete any Form 144 required to be flied with the Commission pursuant to said Rule 144.

         6. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES AND CLASS OF CAPITAL STOCK PURCHASABLE. The Exercise Price and the number of Shares purchasable upon the exercise of each Venison Warrant are subject to adjustment from time to time as set forth in this Section 6.

                  (i) ADJUSTMENT FOR CHANGE IN CAPITAL STOCK. If the Company: pays a dividend or makes a distribution on its Common Stock, in each case, in Shares of its Common Stock; subdivides its outstanding Shares of Common Stock into a greater number of Shares; combines its outstanding Shares of Common Stock into a smaller number of Shares; makes a distribution on its Common Stock in Shares of its capital stock other than Common Stock; or issues by reclassification of its Shares of Common Stock any Shares of its capital stock; then the number and classes of Shares purchasable upon exercise of each Venison Warrant in effect immediately prior to such action shall be adjusted so that the holder of any Venison Warrant thereafter exercised may receive the number and classes of Shares of capital stock of the Company which such Warrant Holder would have owned immediately following such action if such Warrant Holder had exercised the Venison Warrant immediately prior to such action.

                  (ii) CONSOLIDATION, MERGER OR SALE OF THE COMPANY. If the Company is a party to a consolidation, merger or transfer of assets that reclassifies or changes its outstanding Common Stock, the successor corporation (or corporation controlling the successor corporation or the Company, as the case may be) shall by operation of law assume the Company obligations under this Agreement. Upon consummation of such transaction the Venison Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets that the holder of a Venison Warrant would have owned immediately after the consolidation, merger or transfer if the Warrant Holder had exercised the Venison Warrant immediately before the effective date of such transaction. As a condition to the consummation of such transaction, the Company shall arrange for the person or entity obligated to issue securities or deliver cash or other assets upon exercise of the Venison Warrant to, concurrently with the consummation of such transaction, assume the Company's obligations hereunder by executing an instrument so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section.

         7. NOTICES TO COMPANY AND WARRANT HOLDER. Any notice or demand authorized by this Agreement to be given or made by any registered holder of any Venison Warrant Certificate to or on the Company shall be sufficiently given or made if sent by registered mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Holders) to the Company.

         Any notice pursuant to this Agreement to be given by the Company to Warrant Holder shall be sufficiently given if sent by registered mail, postage prepaid, addressed (until another address is filed in writing by Warrant Holder with the Company) to Warrant Holder at the address provided on page 5 of this Agreement, with a copy thereof to: Arnold & Porter, 1900 Avenue of the Stars, 17th Floor, Los Angeles, California 90067, ATTN: Daniel M. Grigsby, Esq., facsimile: (310) 552-1191, telephone: (310) 788-8206.

         8. SUPPLEMENTS AND AMENDMENTS. The Company and Warrant Holder may from time to time supplement or amend this Agreement in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and Warrant Holder may deem necessary or desirable and which the Company and Warrant Holder deem shall not adversely affect the interests of other Warrant Holders.

         9. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or Warrant Holder shall bind and inure to the benefit of their respective successors and assigns hereunder.

         10. GOVERNING LAW. This Agreement and each Venison Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Nevada and for all proposes shall be governed by and construed in accordance with the laws of said State.

         11. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all proposes be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

         12. ATTORNEYS FEES. In the event of any action by the Warrant Holder under or pursuant to this Agreement or any certificate issued pursuant hereto to enforce the terms hereof, the Company shall pay all of the Warrant Holder's reasonable attorneys' fees and costs in connection therewith.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date and year first above written.

                                          US Dataworks, Inc.


/S/ BARRY VENISON                         /S/ TERRY STEPANIK
------------------------------            --------------------------------
Barry Venison                             Terry Stepanik
                                          Its:  President and COO
Address: _________________________

__________________________________

__________________________________

                                US DATAWORKS, INC

                             NEW WARRANT CERTIFICATE



NO. _____                                               200,000 VENISON WARRANTS

         This Venison Warrant Certificate certifies that Barry Venison or registered assigns, is the registered holder of a total of two hundred thousand (200,000) warrants (the "VENISON WARRANTS") to purchase Common Stock, par value $.0001 per share (the "COMMON STOCK") of US Dataworks, Inc., a Nevada corporation (the "COMPANY"). Each Venison Warrant entitles the holder to acquire from the Company, without the payment of any additional consideration by Net Issue Exercise, such number of fully paid and nonassessable shares of Common Stock as computed using the formula set forth in the Venison Warrant Agreement (the "EXERCISE PRICE") upon surrender of this Venison Warrant Certificate and delivery of the Election to Exercise Form at an office or agency of the Company, subject to the terms and conditions set forth herein. As used herein, "SHARE" or "SHARES" refers to the Common Stock of the Company and, where appropriate, to the other securities or property issuable upon exercise of a Venison Warrant as provided for in that certain Venison Warrant Agreement, of even date herewith (the "VENISON WARRANT AGREEMENT"). Unless otherwise set forth herein, all capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Venison Warrant Agreement.

         The number of Shares and classes of capital stock issuable upon exercise of the Venison Warrants are subject to adjustment upon the occurrence of certain events set forth in the Venison Warrant Agreement. No adjustment shall be made for any cash dividends on any Shares issuable upon exercise of this Venison Warrant.

         All Venison Warrants shall be exercised on the Closing Date. All Venison Warrants evidenced hereby shall thereafter be void.

         The Venison Warrants evidenced by this Venison Warrant Certificate are part of a duly authorized issue of Venison Warrants issued pursuant to the Venison Warrant Agreement, duly executed by the Company and Barry Venison. The Venison Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder of the Venison Warrant Certificates).

         The Company may deem and treat the person(s) registered in the Company's register as the absolute owner(s) of this Venison Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all purposes, and the Company shall not be affected by any notice to the contrary.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

         IN WITNESS WHEREOF, the Company has caused this Venison Warrant Certificate to be duly executed under its corporate seal.

US Dataworks, Inc.                           Attested


---------------------------------            -----------------------------------
Charles Ramey, Chief Executive Officer



                                             -----------------------------------
                                             Printed Name and Title

                              ELECTION TO EXERCISE


             (To be executed upon exercise of the Venison Warrants)




         The undersigned hereby irrevocably elects to exercise the right, represented by this Venison Warrant Certificate, to acquire __________________________________________ Shares in accordance with the terms hereof. The undersigned requests that certificates for such Shares be registered in the name of _________________________________________________ whose address is ________________________________________________________________ and that such certificates be delivered to _____________________________________________
whose address is _____________________________________________________________.



Dated: __________________                 Signature: ___________________________



                                          Printed Name: ________________________



(SIGNATURE MUST CONFORM IN ALL RESPECTS TO NAME OF HOLDER AS SPECIFIED ON A THE FACE OF THE VENISON WARRANT CERTIFICATE)